SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
       Preliminary proxy statement            |_| Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14a-6 (e)(2)
     |X| Definitive proxy statement
     |_| Definitive additional materials
     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. HOME & GARDEN INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
     |X|  No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or Registration Statement no.:

     (3)  Filing party:

     (4)  Date filed:

----------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                             U.S. HOME & GARDEN INC.
                              655 Montgomery Street
                             San Francisco, CA 94111


                                  May 14, 1999


Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders which will be held on June 14, 1999 at 9:00 A.M., local time, at the offices of U.S. Home & Garden Inc., 655 Montgomery Street, Suite 500, San Francisco, California 94111.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                             Cordially,


                                             Robert Kassel
                                             Chairman of the Board,
                                             President and
                                             Chief Executive Officer

                             U.S. HOME & GARDEN INC.
                              655 Montgomery Street
                             San Francisco, CA 94111

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 14 1999

                              --------------------


To the Stockholders of U.S. HOME & GARDEN INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of U.S. Home & Garden Inc. (the "Company") will be held on Monday, June 14, 1999, at 9:00 A.M., local time, at the offices of the Company, 655 Montgomery Street, Suite 500, San Francisco, California 94111, for the following purposes:

     1. To elect five (5) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve the adoption of the Company's 1999 Stock Option Plan; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on May 6, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                           By Order of the Board of Directors,

                                           Robert Kassel
                                           Chairman of the Board, President
                                           and Chief Executive Officer

May 14, 1999

                                 PROXY STATEMENT

                             U.S. HOME & GARDEN INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 1999

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. HOME & GARDEN INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 14, 1999, including any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 17, 1999.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                          655 Montgomery Street
                          San Francisco, California  94111
                          Telephone No.:  (415) 616-8111


                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on May 6, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 19,325,376 shares issued and outstanding of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.


                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock cast with respect thereto, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.


                              ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, five (5) directors will be elected to hold office for a term expiring at next the Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he or she will be available to serve.

     Name                     Age                  Position
     ----                     ---                  --------

Robert Kassel(1)              59           Chairman of the Board, Chief
                                           Executive Officer, President and
                                           Treasurer

Richard Raleigh(2)            45           Chief Operating Officer and
                                           Director

Maureen Kassel                51           Vice President of Public Relations
                                           and Advertising, Secretary and
                                           Director

Fred Heiden(1)(2)             58           Director

Jon Schulberg(1)(2)           41           Director

----------
(1)  Member, Compensation Committee
(2)  Member, Audit Committee

     Robert Kassel co-founded the Company and has been Chairman of the Board, Chief Executive Officer, President and Treasurer of the Company since October 1990. From 1985 to August 1991 he was a consultant to Comtel Communications, Inc. ("Comtel"), a company specializing in the installation and operation of telephone systems in hotels. From 1985 to 1990, Mr. Kassel was also a real estate developer in Long Island, New York and Santa Barbara, California. From 1965 to 1985, he was a practicing attorney in New York City, specializing in corporate and securities laws.

     Richard Raleigh has been a Director of the Company since March 1993, Chief Operating Officer of the Company since June 1992 and served as the Company's Executive Vice President-Operations from December 1991 to June 1992. Prior to joining the Company, Mr. Raleigh was a free-lance marketing consultant to the lawn and garden industry from January 1991 to December 1991. From April 1988 to January 1991 he was employed by Monsanto Agricultural Co. as its Director of Marketing, Lawn and Garden. From December 1986 to April 1988 he was Vice President of Sales and Marketing of The Andersons, a company engaged in the sale of consumer and professional lawn and garden products. From November 1978 to December 1986 he held a variety of positions at The Andersons, including Operations Manager and New Products Development Manager.

     Maureen Kassel, the wife of Robert Kassel, co-founded the Company and has been Vice President and a director of the Company since November 1990 and Secretary of the Company since February 1992. For the last ten years, she has assisted in the general administration and operation of real estate and other businesses. Ms. Kassel is Chairman of the Board of Comtel.

     Fred Heiden, a director of the Company since March 1993, has been a private investor since November 1989. From April 1984 to November 1989 Mr. Heiden was the president and principal owner of Bonair Construction, a Florida based home improvement construction company.

     Jon Schulberg, a director of the Company since March 1993, has been employed as president of Schulberg MediaWorks, a company engaged in the independent production of television programs and television advertising, since January 1992. From January 1989 to January 1992 he was a producer for Guthy-Renker Corporation, a television production company. From September 1987 to January 1989 he was the director of development for Eric Jones Productions.

     During the fiscal year ended June 30, 1998, the Board of Directors held one meeting. The Board also took various action by unanimous written consent in lieu of a meeting. The Company did not have standing nominating committee of the Board of Directors or committees performing similar functions during the fiscal year ended June 30, 1998. During the fiscal year ended June 30, 1998 the Board established an Audit Committee consisting of Messrs. Heiden, Raleigh and Schulberg and a Compensation Committee consisting of Messrs. Kassel, Heiden and Schulberg. The Compensation and Audit Committees did not hold any meeting during the fiscal year ended June 30, 1998.

     All directors of the Company hold office until the next annual meeting of the stockholders and the election and qualification of their successors. Officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by the Company, or representations obtained from certain reporting persons, the Company believes that during the year ended June 30, 1998 all filing requirements applicable to its officers, directors, and greater than 10 percent beneficial stockholders were complied with except that Robert and Maureen Kassel failed to timely file a Form 5 with respect to the extension of the expiration date of certain options previously granted to Ms. Kassel that occurred in March 1998 and the disposition to the Company of certain shares of Common Stock owned of record by Maureen Kassel in repayment of certain expenses. In addition, Ms. Gustafson failed to timely file a Form 5 to report the grant to her of certain stock options in February 1998.


                             EXECUTIVE COMPENSATION

     The following table discloses the compensation awarded by the Company, for the three fiscal years ended June 30, 1998, 1997 and 1996, to Mr. Robert Kassel, its Chief Executive Officer, President and Treasurer, Mr. Richard J. Raleigh, its Chief Operating Officer and Ms. Lynda Gustafson, the Company's Vice President of Finance (together, the "Named Officers"). During the fiscal year ended June 30, 1998, no other officer of U.S. Home & Garden, Inc. received a total salary and bonus that exceeded $100,000 during such fiscal year.


                           Summary Compensation Table

                                                         Annual Compensation    Long-Term Debt
                                                         -------------------    --------------
                                                                                Securities Underlying     All Other
Name and Principal Position                  Year    Salary ($)    Bonus ($)    Options (#)               Compensation(1)
---------------------------                  ----    ----------    ---------    ---------------------     ---------------
Robert Kassel,                               1998    450,000       281,667        468,000 (2)             $7,523
Chairman, Chief Executive Officer,           1997    350,000       250,000      1,200,000 (3)             $5,995
President and Treasurer                      1996    250,000       100,000        200,000 (4)             --

Richard Raleigh, Chief Operating Officer     1998    225,000       115,000        132,500 (5)             $9,203
                                             1997    195,000       111,275        600,000 (3)(6)          $8,390
                                             1996    150,000        10,000        100,000 (4)             --

Lynda Gustafson, Vice President of Finance   1998    125,000        45,000         50,000                 $11,273
                                             1997    101,040        20,000         30,000                 $ 7,451
                                             1996     67,500        11,000         10,000                 $ 2,790

------------
(1)  Represents Company contributions to the Named Officers 401(k) account.

(2) Includes 80,000 options that were originally granted to Mr. Kassel in 1993 and which expiration dates were extended during fiscal 1998.

(3) Includes as to Mr. Kassel 200,000 options previously granted to Mr. Kassel and as to Mr. Raleigh 100,000 options previously granted to Mr. Raleigh whose exercise prices were repriced to reflect a reduction in the market price of the Common Stock at the time of repricing.

(4) Includes, as to Mr. Kassel, five-year options to purchase 200,000 shares granted to Mr. Kassel and as to Mr. Raleigh, five-year options to purchase 100,000 shares granted to Mr. Raleigh in June 1995 under the Company's 1995 Stock Option Plan, which grants were subject to stockholder approval of the plan obtained in February 1996.

(5) Includes 12,500 options that were originally granted to Mr. Raleigh in 1992, the expiration date of which was extended during fiscal 1998.

(6) Includes 50,000 options previously granted to Mr. Raleigh the expiration date of which was extended during fiscal 1997.


     The following table discloses information concerning options granted in fiscal 1998 to the Named Officers.


                Option Grants in Fiscal Year Ended June 30, 1998

                                                Individual Grants
                          -------------------------------------------------------------

                          Number of        Percent of
                          Securities       Total Options                                            Potential Realizable Value
                          Underlying       Granted to                                               at Assumed Annual Rates of
                          Options          Employees in        Exercise                             Stock Price Appreciation
                          Granted          Fiscal Year         Price         Expiration             for Option Term ($)(2)
Name                      (#)(1)           (%)                 ($/Sh)           Date                --------------------------
----                      ----------       -------------       --------      ----------
                                                                                                       5%                 10%
                                                                                                     -----               -----
Robert Kassel             310,000           34.6                 3.25            8/4/02             278,354             615,089

                           78,000            8.7                 3.25            8/4/02              70,037             154,764

                           80,000(3)         8.9                 1.69          12/31/02              40,804              91,251


Richard Raleigh           100,000           11.2                 3.25            8/4/02              89,792             198,416

                           20,000            2.2                 3.25            8/4/02              17,958              39,683

                           12,500(3)         1.4                 1.69          12/31/02               6,376              14,258


Lynda Gustafson            50,000            5.6                4.375            2/5/03              60,437             133,549


--------------------

(1) Unless otherwise noted, all of such options were initially exercisable in full from the date of grant.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

(3) Reflects extension of expiration date of options that were originally granted on September 15, 1992. All of such options vest in three equal annual installments commencing August 5, 1998.

The following table sets forth information concerning options exercised by the Named Officers during the fiscal year ended June 30, 1998, and the number of options owned by the Named Officers and the value of any in-the-money unexercised options as of June 30, 1998:

                           Aggregated Option Exercises
                        And Fiscal Year-End Option Values


                                                        Number of
                                                        Securities                                       Value of
                                                        Underlying                                     Unexercised
                     Shares                             Unexercised                                    In-the-Money
                     Acquired on        Value           Options at                                      Options at
                     Exercise(#)        Realized ($)    June 30, 1998                                 June 30, 1998(1)
                     -----------        ------------    -------------                                 ----------------

Name                                                     Exercisable        Unexercisable      Exercisable       Unexercisable
----                                                     -----------        -------------      -----------       -------------
Robert                      --                 --          2,297,653            158,000        $10,045,760        $ 1,128,504
Kassel

Richard                104,598            249,007            620,411             32,500         $2,603,461           $123,110
Raleigh                                                                                         ----------        -----------

Lynda                   34,000             69,168             26,000             40,000            $90,638            $82,520
Gustafson                                                                                       ----------        -----------

----------
(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year end market value of the common stock. An Option is "in-the-money" if the fiscal year end fair market value of the Common Stock exceeds the option exercise price. The last sale price (the fair market value) of the Common Stock on June 30, 1998 was $6.438 per share.

Employment Agreements of Executive Officers

     The Company has entered into employment agreements with Messrs. Kassel and Raleigh, each dated as of April 1, 1996. Mr. Kassel currently serves as the Company's Chief Executive Officer and President for a term expiring on March 31, 2000, subject to automatic renewal unless terminated. His current annual salary is $450,000, and is subject to such bonuses and increases as are approved at the discretion of the Board of Directors. Mr. Raleigh currently serves as the Company's Chief Operating Officer for a term expiring on March 31, 2000 subject to automatic renewal unless terminated. Mr. Raleigh's current annual salary is $250,000, and is subject to such bonuses and increases as are approved at the discretion of the Board of Directors. Each of the employment agreements requires that substantially all of the employee's business time be devoted to the Company and that the employee not compete, or engage in a business competitive with, the Company's current or anticipated business for the term of the agreement and for two years thereafter (although they each may own not more than 5% of the securities of any publicly traded competitive company). Each of Mr. Kassel and Mr. Raleigh is, in addition to salary, entitled to certain fringe benefits, including the use of an automobile and payment of related expenses.

     Mr. Kassel's agreement also provides that if his employment is terminated under certain circumstances, including termination of Mr. Kassel's employment upon a change of control of the Company, (as defined in the agreement) a failure by the Company to comply with its obligations under the agreement, the failure of the Company to obtain the assumption of the agreement by any successor corporation, or a change in Mr. Kassel's duties and obligations from those contemplated by the agreement, and termination by the Company of Mr. Kassel's employment other than for disability or cause, he will be entitled to receive severance pay equal to the greater of (i) $350,000 ($3,500,000 in the event of a change of control) or (ii) the total compensation earned by Mr. Kassel from the Company during the one-year period (multiplied by ten in the event of a change of control) prior to the date of his termination.

     Mr. Raleigh's employment agreement also provides that if his employment is terminated under certain circumstances, including termination of Mr. Raleigh's employment upon a change of control of the Company, (as defined in the agreement) a failure by the Company to comply with its obligations under the agreement, the failure of the Company to obtain the assumption of the agreement by any successor corporation, or a change in Mr. Raleigh's duties and obligations from those contemplated by the agreement, and termination by the Company of Mr. Raleigh's employment other than for disability or cause, he will be entitled to receive severance pay equal to the greater of (i) $162,500 ($812,500 in the event of a change of control) or
(ii) the total compensation earned by Mr. Raleigh from the Company during the one-year period (multiplied by five in the event of a change of control) prior to the date of his termination.

Committees of the Board of Directors

     During the fiscal year ended June 30, 1998, the Company established an Audit Committee which is comprised of Messrs. Raleigh, Heiden and Schulberg. The Audit Committee, among other things, makes recommendations to the Board of Directors with respect to the engagement of the Company's independent certified public accountants and the review of the scope and effect of the audit engagement. During the fiscal year ended June 30, 1998, the Company established a Compensation Committee which is comprised of Messrs. Kassel, Heiden and Schulberg. The Compensation Committee, among other things, makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Company. The Company maintains a Stock Option Committee comprised of Messrs. Schulberg and Heiden, which determines the persons to whom options should be granted under the Company's 1995 and 1997 Stock Option Plans and the number and other terms of options to be granted to each person under such plans.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The Company's Compensation Committee of its Board of Directors, consisting of Messrs. Kassel, Schulberg and Heiden, was established during the fiscal year ended June 30, 1998. Prior thereto, decisions as to compensation were made by the Company's Board of Directors. Prior to the establishment of the compensation committee, Messrs. Kassel and Raleigh, in their capacity as directors, each participated in the Board of Directors deliberations concerning compensation of executive officers for fiscal 1998. During fiscal 1998, none of the executive officers of the Company served on the Board of Directors or the compensation committee of any other entity, any of whose officers served on the Board of Directors of the Company.

Stock Option Plans

     In September 1991, the Company adopted a stock option plan (the "1991 Plan") pursuant to which 700,000 shares of Common Stock have been reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("Incentive Stock Options" or "ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified options ("Non-Qualified Stock Options" or "NQO's"). ISOs may be granted under the 1991 Plan to employees and officers of the Company. NQO's may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

     The purpose of the 1991 Plan is to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The 1991 Plan is administered by the Board of Directors. The Board, within the limitations of the 1991 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in the Company are to be imposed on shares subject to options.

     ISOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. NQO's granted under the 1991 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the 1991 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company).

     The Company has adopted, a Non-Employee Director Stock Option Plan (the "Director Plan"). Only non-employee directors of the Company are eligible to receive grants under the Director Plan. The Director Plan provides that eligible directors automatically receive a grant of options to purchase 5,000 shares of Common stock at fair market value upon first becoming a director and, thereafter, an annual grant, in January of each year, of 5,000 options at fair market value. Options to purchase an aggregate of up to 100,000 shares of Common Stock are available for automatic grants under the Director Plan.

     The Company has adopted a 1995 Stock Option Plan ("1995 Plan") which provides for grants of options to purchase up to 1,500,000 shares of Common Stock. The Board of Directors or the Stock Option Committee (the "Committee"), as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1995 Plan and other limitations on grant set forth in the 1995 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees of the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or Committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1991 Plan.

     The Company has adopted a 1997 Stock Option Plan ("1997 Plan") which provides for grants of options to purchase up to 1,500,000 shares of Common Stock. The Board of Directors or the Committee of the 1997 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1997 Plan and other limitations on grant set forth in the 1997 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees of the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or Committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1991 Plan.

     The Company has also adopted a 1999 Stock Option Plan which is described below under Proposal I.

     The Company from time to time has also granted non-plan options to certain officers, employees and consultants.

Director Compensation

     During the fiscal year ended June 30, 1998 each of the Company's two non-employee directors, Messrs. Heiden and

Schulberg, received $5,000 for serving as directors of the Company.

Report on Executive Compensation

     Although during the fiscal year ended June 30, 1998, the Company established a Compensation Committee of the Board of Directors the compensation of the Company's executive officers for the fiscal year ended June 30, 1998 was determined by the Board of Directors. There is no formal compensation policy for the Company's executive officers.

     The Board of Directors has appointed a Stock Option Committee, currently comprised of Messrs. Heiden and Schulberg, for each of the 1995 Plan and the 1997 Plan, which has made grants under, and has administered, such plans.

     Total compensation for executive officers consists of a combination of salaries and stock option awards. The salaries of Robert Kassel and Richard Raleigh, are fixed annually by the Board of Directors pursuant to the terms of their respective employment agreements with the Company. Base salary of other executive officers is based on the Company's financial performance and the executive's individual performance and level of responsibility. Bonus compensation, if any, to executive officers is based generally upon the Company's financial performance and the availability of resources as well as the executive officer's individual performance and level of responsibility. Stock option awards under the Company's Stock Option Plans are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. No new stock options were granted to executive or other officers of the Company during the fiscal year ended June 30, 1998 except for non-qualified options to purchase 388,000, 120,000, 50,000 shares, respectively, of the Company's Common Stock granted to Messrs. Kassel and Raleigh and Ms. Gustafson. These options are currently exercisable at $3.25, $3.25 and $4.375 per share.

     For the fiscal year ended June 30, 1998, the Company earned approximately $5,526,000 on net sales of approximately $67,149,000, compared to earnings of approximately $3,183,000 on net sales of approximately $52,046,000 in the fiscal year ended June 30, 1997.

      Robert Kassel
      Richard Raleigh
      Maureen Kassel
      Fred Heiden
      Jon Schulberg

Stock Performance Graph

     The following line graph compares, from July 1, 1993 through June 30, 1998, the cumulative total return among the Company, companies comprising the NASDAQ Market Index and a Peer Group Index, based on an investment of $100 on July 1, 1993, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. The Peer Group Index consists of the following companies:
Lesco, Inc., the Scotts Company, the Toro Company and Verdant Brands Inc. Historic stock price is not necessarily indicative of future stock price performance.

========================================================================================
              6/30/93      6/30/94      6/30/95      6/30/96       6/30/97       6/30/98
----------------------------------------------------------------------------------------
The           $100.00      $96.77       $77.42       $82.26        $87.10        $166.13
Company
----------------------------------------------------------------------------------------
Peer          $100.00      $110.81      $133.62      $136.03       $178.04       $196.84
Group
Index
----------------------------------------------------------------------------------------
NASDAQ        $100.00      $109.66      $128.61      $161.89       $195.02       $258.52
Market
Index
========================================================================================

                                   PROPOSAL I

                       APPROVAL OF 1999 STOCK OPTION PLAN

     At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 1999 Stock Option Plan (the "1999 Plan").

     The Board of Directors adopted the 1999 Plan on May 10, 1999. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the existing stock option plans has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 1999 Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. There are approximately 150,000 options available for future grant under the Company's existing stock option plans. The last sale price of the Common Stock on May 13, 1999 was $5.3125.

     To date, no options have been granted under the 1999 Plan although the Board currently anticipates that options to purchase approximately 364,000 shares of Common Stock will be granted under the 1999 Plan to certain employees of its subsidiary, Easy Gardener Inc. Moreover additional options may be granted under the 1999 Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the 1999 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 1999 Plan, set forth as Exhibit "A" hereto.

Summary of the 1999 Plan

     The 1999 Plan provides for the grant of stock options. A total of 900,000 shares of Common Stock, subject to anti-dilution adjustment as provided in the 1999 Plan, have been reserved for distribution pursuant to the 1999 Plan. The maximum number of shares of Common Stock that may be issued upon the grant of an Award to any one participant cannot exceed 500,000 shares during the term of the 1999 Plan.

     The 1999 Plan can be administered by the Board of Directors (the "Board") or a committee consisting of two or more non-employee members of the Board who are appointed by the Board. The Board or the committee will determine, among other things, the persons to whom options will be granted, whether the options will be "incentive stock options" ("Incentive Stock Options"), as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"), the number of shares subject to each option, the vesting terms and exercise price. The Board or the committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the 1999 Plan will expire at the close of business on May 9, 2009.

     Incentive Stock Options granted pursuant to the 1999 Plan are nontransferable by the optionee during his lifetime. NonQualified Stock Options are also nontransferable by the optionee during his lifetime unless the Board or committee decides otherwise. Options granted pursuant to the 1999 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 1999 Plan, may be exercised within thirty (30) days following termination of employment (one year in the event of death). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the committee. The exercise price of an Incentive or Non-Qualified Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value.

     Under the 1999 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The 1999 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 1999 Plan until the full option price has been paid by the optionee. The Board of Directors or the committee may grant individual options under the 1999 Plan with more stringent provisions than those specified in the 1999 Plan.

     Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board or the committee provide. Stock options granted under the 1999 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 1999 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after May 9, 2009.

Certain Federal Income Tax Consequences of the 1999 Plan

     The following is a brief summary of the Federal income tax aspects of options granted under the 1999 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (i) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and
(ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

Recommendation

     The Board of Directors recommends a vote "FOR" the approval of the adoption of the 1999 Stock Option Plan.


VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information at the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each Named Officer, and (iv) all executive officers and directors of the Company as a group.


                                      Amount and
                                      Nature of
                                      Beneficial                 Percentage
Name of Beneficial Owner              Ownership(1)(2)             of Class
------------------------              ---------------             --------

Maureen Kassel                           509,550(3)                  2.6

Robert Kassel                          4,491,995(4)(5)              20.7

Richard Raleigh                          761,911(6)                  3.8

Lynda Gustafson                           26,000(7)                   *

Fred Heiden                                5,258(8)                   *

Jon Schulberg                              5,258(8)                   *

Joseph Owens II                        1,151,896(9)                  5.8

Richard Grandy                         1,151,896(9)                  5.8

All executive officers
  and directors as a
  group (five persons)                 5,462,422(3)(4)(5)           24.1
                                                (6)(8)(10)

----------
*less than 1%

--------------------------------------------------------------------------------

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date have been exercised.

(3) Includes exercisable options and warrants issued to Ms. Kassel to purchase an aggregate of 198,000 shares of the Company's Common Stock.

(4) Of such shares, (i) 311,550 are owned of record by Maureen Kassel; however, because Ms. Kassel has appointed her husband as her proxy and attorney-in-fact to vote all 311,550 of the shares owned of record by her, Robert Kassel may also be deemed to have beneficial ownership of such shares; (ii) an aggregate of 914,396 shares are owned of record by each of Messrs. Joseph Owens and Richard Grandy, who have entered into a voting trust agreement providing Mr. Kassel with the right to vote the shares until September 1, 2001. The address of Mr. Kassel is c/o the Company.

(5) Includes 2,351,653 shares of Common Stock issuable to Mr. Kassel upon exercise of options and warrants.

(6) Represents shares of Common Stock issuable to Mr. Raleigh upon exercise of options.

(7) Represents shares of Common Stock issuable upon exercise of options granted to Ms. Gustafson who is a Named Officer but not an executive officer of the Company.

(8)  Includes 5,000 shares issuable upon exercise of options.

(9) Includes 212,500 shares of Common Stock issuable to each of Messrs. Grandy and Owens upon exercise of options. The address of Mr. Grandy is c/o the Company. The address of Mr. Owens is 8 Hillendale, Waco, Texas 76710.

(10) Excludes shares beneficially owned by Lynda Gustafson, the Company's Vice President of Finance.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time Messrs. Kassel and Raleigh have borrowed monies from the Company. During fiscal 1998, the highest amount owed to the Company by Messrs. Kassel and Raleigh were $605,764 and $244,038, respectively, which amounts were outstanding on September 21, 1998. The loans bear interest at 7% per annum and mature on June 30, 2002. Messrs. Kassel and Raleigh will make annual payments of interest on the outstanding principal balance of their loans through the maturity date. In addition, payments of principal will be made during each of the first four years and on maturity of the loans as follows: As to Mr. Kassel -- $50,000, $50,000, $50,000, $100,000, $150,000 and the balance of approximately $205,919, respectively. As to Mr. Raleigh, $25,000, $25,000, $50,000, $50,000 and the balance of approximately $85,608, respectively.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended June 30, 1998 and the Board of Directors currently anticipates that it will select BDO Seidman, LLP to examine and report upon the financial statements of the Company for the fiscal year ending June 30, 1999. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING
                      FOR FISCAL YEAR ENDING JUNE 30, 1999

     The Company currently anticipates that its Annual Meeting of Stockholders with respect to the Company's fiscal year ended June 30, 1999 will be held between the months of February 2000 and May 2000. Therefore, stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders with respect to the Company's fiscal year ended June 30, 1999 must submit the proposal in proper form and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this Proxy Statement not later than November 30, 1999 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1998 IS BEING FURNISHED HEREWITH TO EACH

STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 6, 1999. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED TO EACH SUCH STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO:


                             U.S. HOME & GARDEN INC.
                              655 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111
                         ATTENTION: CORPORATE SECRETARY


     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                    By order of the Board of Directors,


                                    Robert Kassel
                                    Chairman of the Board,
                                    President and
                                       Chief Executive Officer

May 14, 1999

EXHIBIT A

                             1999 STOCK OPTION PLAN
                                       OF
                             U.S. HOME & GARDEN INC.


     1.   Purpose

     U.S. Home & Garden Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholder(s). By affording employees and other persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1999 Stock Option Plan of U.S. Home & Garden Inc. (the "1999 Plan") is expected to contribute to the attainment of those objectives.

     The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

     2.   Scope and Duration

     Options under the 1999 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 1999 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1999 Plan is 900,000 shares of the common stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the 1999 Plan is 500,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1999 Plan shall have been terminated) become available for subsequent option grants under the 1999 Plan. As provided in paragraph 13, the 1999 Plan shall become effective on May 10, 1999, and unless terminated sooner pursuant to paragraph 14, the 1999 Plan shall terminate on May 9, 2009, and no option shall be granted hereunder after that date.

     3.   Administration

     The 1999 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1999 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1999 Plan; to prescribe, amend and rescind rules and regulations relating to the 1999 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1999 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1999 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1999 Plan.

     4.   Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1999 Plan.

An employee who has been granted an option or options under the 1999 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

     5.   Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

     6.   Term of Options

     The term of each option shall be not more then 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

     7.   Exercise of Options

     (a) Subject to the provisions of the 1999 Plan and unless otherwise provided in the option agreement, options granted under the 1999 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1999 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1999 Plan shall immediately become exercisable in full upon the happening of any of the following events: (i) a "change in control" of the Company as hereafter defined; (ii) with respect to an employee, on his 65th birthday; or (iii) with respect to an employee, on the employee's involuntary termination from employment, except as provided in

Section 10 hereof. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1999 Plan.

     (b) For purposes of the 1999 Plan, a "change in control of the Company" shall be deemed to occur, unless previously consented to in writing by the optionee or any person entitled to act under paragraph 11 hereof, upon (a) the actual acquisition or the execution of an agreement to acquire 12% or more of the voting securities of the Company by any person or entity not affiliated with the optionee, or any person entitled to act under paragraph 11 hereof (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (b) the commencement of a tender or exchange offer for more than 12% of the voting securities of the Company by any person or entity not affiliated with the grantee, or any persons entitled to act under paragraph 11 hereof, (c) the commencement of a proxy contest against the management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 12% of the voting securities of the Company, (d) a vote by the Board of Directors to merge, consolidate, sell all or substantially all of the assets of the Company to any person or entity not affiliated with the grantee, or any persons entitled to act under paragraph 11 hereof, or (e) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Company; provided, however, for purposes of the 1999 Plan, it shall not be deemed a change in control of the Company if such person or entity acquires 12% or more of the voting securities of the Company
(I) as a result of a combination of the Company or a wholly-owned subsidiary of Company with another entity owned or controlled by such persons or entity (whether effected by a merger, sale of assets or exchange of stock or otherwise) (the "Combination") and (II) after completion of the Combination and for a continuous period of not less than twelve (12) months thereafter (i) executive officers of the Company (as designated in the Company's most recent Annual Report on Form 10-K or its most recent Proxy Statement filed with the Securities and Exchange Commission with respect to its Annual Meeting of Stockholders) immediately prior to the Combination constitute not less than 50% of the executive officers of the Company after the Combination or (ii) the members of the Board of Directors of Company immediately prior to the Combination constitute not less than 50% of the membership of the Board of Directors of the Company after the Combination. For purposes of calculating the executive officers of the Company after the Combination, those executive officers who are terminated by the Company for cause or who terminate their employment without good reason, as determined by the Board of Directors or Committee shall be excluded from the calculation entirely.

     (c) Any option at any time granted under the 1999 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company settle all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any settlement pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The settlement price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 1999 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

     Any option at any time granted under the 1999 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (d) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this subparagraph (d), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (e) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Except with respect to an option exercise settled on a non-cash basis pursuant subparagraph 7 (c) above, payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (f) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

     8.   Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1999 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

     9.   Non-Transferability of Options

     Except as may be otherwise provided in the option agreements with respect to a Non-Qualified Option, options granted under the 1999 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

     10.  Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1999 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1999 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within thirty (30) days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1999 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1999 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1999 Plan or in any option granted pursuant to the 1999 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

     11.  Death or Disability of Employee

     If an employee to whom an option has been granted under the 1999 Plan shall die while employed by the Company or a Subsidiary or within thirty (30) days after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1999 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within thirty (30) days after the date of such termination, but not later than the date on which the option terminates.

     12.  Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1999 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1999 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

     13.  Effective Date

     The 1999 Plan shall become effective on May 10, 1999, the date of adoption by the Board of Directors of the Company; provided, however, that no Incentive Option may be granted under the 1999 Plan unless approval by the stockholders of the Company of the 1999 Plan is obtained on or before May 9, 2000.

     14.  Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 1999 Plan, provided that any amendment that would adversely affect the compliance of the 1999 Plan with the requirements of Rule 16b-3 of the Act or any successor rule or other applicable material law, rule or regulation, shall be subject to the approval of the Company's stockholder(s), except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1999 Plan may, without the consent of the participant to whom an option shall theretofore have been granted, adversely effect the rights of such participant under such option.

     15.  Miscellaneous

     As said term is used in the 1999 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, and shall be conclusive as to the Fair Market Value of the Common Stock.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1999 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1999 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed,
(ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 1999 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1999 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1999 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

     16.  Compliance with SEC Regulations.

     It is the Company's intent that the 1999 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1999 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

                             U.S. HOME & GARDEN INC.
                              655 Montgomery Street
                         San Francisco, California 94111

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints ROBERT KASSEL and RICHARD RALEIGH, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of U.S. Home & Garden Inc. on Monday, June 14, 1999, at 655 Montgomery Street, Suite 500, San Francisco, California 94111, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.        Election of Directors:
          |_|  FOR all nominees listed below
          (except as marked to the contrary below).

          |_|  WITHHOLD AUTHORITY
               to vote for all nominees listed below.

                 Robert Kassel, Richard Raleigh, Maureen Kassel,
                          Fred Heiden and Jon Schulberg


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

2.        Approval of the Adoption of 1999 Stock Option Plan

          |_| For  |_| Against  |_| Abstain


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                    (continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


                                        DATED: ___________________, 1999


                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                        ---------------------------------------
                                                Signature


                                        ---------------------------------------
                                           Signature if held jointly


        Please mark, sign, date and return this proxy card promptly using the enclosed envelope.